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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 31, 2001


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-56240                 13-3633241
         --------                   ---------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)            Identification No.)


 245 Park Avenue
 New York, New York                                               10167
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 (Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of July 1, 2001 among EMC Mortgage Corporation, Structured Asset Mortgage Investments Inc., as seller, and Bank One, National Association, as trustee.




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                                       -3-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                               STRUCTURED ASSET MORTGAGE
                                               INVESTMENTS INC.

                                               By: /s/ Baron Silverstein
                                                   ---------------------
                                               Name:   Baron Silverstein
                                               Title:  Vice President



Dated: August 16, 2001



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EXHIBIT INDEX


EXHIBIT NO.                    Description
-----------                    -----------

3.1 Grantor Trust Agreement, dated as of July 31, 2001, between Secured Asset Mortgage Investment Inc., as seller, and Bank One, National Association, as Grantor Trustee, IndyMac ARM Grantor Trust, Mortgage Pass-Through Certificates, Series 2001-H1.

4.1 Pooling and Servicing Agreement, dated as of July 1, 2001, among , Secured Asset Mortgage Investment Inc., as seller, Bank One, National Association, as Trustee, and EMC Mortgage Corporation, IndyMac ARM Trust, Mortgage Pass-Through Certificates, Series 2001-H1.

99.1 Confirmation, dated as of July 31, 2001, between Bear Stearns Capital Markets, Inc. and IndyMac ARM Grantor Trust, Series 2001-H1.